                                                                   Exhibit 99.02

             NETWORK SERVICES, MARKETING AND COOPERATION AGREEMENT
             -----------------------------------------------------

          This NETWORK SERVICES, MARKETING AND COOPERATION AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement")
                                                                     ---------
is entered into as of September 28, 2000 by and between EXODUS COMMUNICATIONS, INC. ("Exodus"), a Delaware corporation, and ASIA GLOBAL CROSSING LTD. ("AGC"),
       ------                                                            ---
a Bermuda corporation. Exodus and AGC are sometimes referred to herein individually as a "Party" and collectively as "Parties."
                   -----                       -------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Merger Agreement (such term and certain other defined terms are defined in Section 1 hereof), Exodus is acquiring Center from Global Crossing Ltd. ("GCL"), and the Parties have required the execution and delivery of this Agreement as a condition precedent to AGC and Exodus entering into the Merger Agreement;

          WHEREAS, the Exodus Group is in the business generally described in
Part 1 of Annex A hereto (collectively, "Exodus Services," which term shall
                                         ---------------
include enhancements, replacements or new versions of such services);

          WHEREAS, among the Exodus Services is Internet Web-Hosting;

          WHEREAS, among the various business segments engaged in by the AGC Group is the business generally described in Part 2 of Annex A hereto (collectively, "AGC Services" which term shall include enhancements,
                ------------
replacements or new versions of such services);

          WHEREAS, among the AGC Services are the Network Services;

          WHEREAS, the Parties desire that the AGC Group provide certain AGC Services to the Exodus Group;

          WHEREAS, the Parties desire that AGC be permitted to market the Exodus Services; and

          WHEREAS, the Parties desire to cooperate with respect to marketing and development activities.

          NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties to this Agreement agree as follows:

     1.   Definitions.  Terms used herein which are not defined herein, but
          -----------
which have common meanings when used in the telecommunications or Internet industry, shall have such common meanings when used herein. Terms defined in the preamble, in the recitals and in the text hereof shall have their respective meanings when used herein, and the following terms shall have the following meanings:

          "AGC Group" shall mean AGC and its direct and indirect Subsidiaries
           ---------
and its Affiliates which it Controls, excluding the Joint Venture Company.

          "AGC Group Network" shall mean, collectively, the Metro-Networks, the
           -----------------
Intra-Region Networks and the Inter-Regional Connections of AGC Group members, in existence now or in the future owned and operated by the AGC Group.

          "Affiliate" shall mean any corporation, company, partnership, joint
           ---------
venture, firm and/or entity
which Controls, is Controlled by, or is under common Control with a Party.

          "Capacity" shall mean transmission capacity delivered over network
           --------
services or assets.

          "Center" shall mean Global Center, Inc.
           ------

          "Change of Control" shall have the meaning set forth in Annex D
           -----------------
hereto.

          "Closing" shall mean the "Closing" as defined in the Merger Agreement.
           -------

          "Confidential Information" shall mean the provisions of this Agreement
           ------------------------
and any intellectual property or non-public technical or business information written or orally disclosed or delivered by or on behalf of one party (the

"Disclosing Party") to the other party (the "Receiving Party").  Notwithstanding
 ----------------                            ---------------
anything to the contrary in this Agreement, Confidential Information shall not include:

          (i) any information or material that is publicly known or available, or becomes publicly known or available, without any act or omission of the Receiving Party;

          (ii) any information or material which prior to disclosure was rightfully in the possession of the Receiving Party without restriction on use or disclosure;

          (iii) any information or material that is rightfully received by the Receiving Party from a non-party without an obligation of confidence; or

          (iv) any information or material that is independently developed by the Receiving Party without use or reference to any Confidential Information of the Disclosing Party.

          "Control", "Controlled" or "Controlling" shall mean the control of a
           -------    ----------      -----------
person exercised through the direct or indirect ownership of greater than fifty percent (50%) of the stock, shares or other voting interest of such person.

          "GCL Group" shall mean, collectively, GCL and its direct and indirect
           ---------
Subsidiaries and Affiliates which it Controls, excluding the AGC Group and the Joint Venture Company.

          "Effective Time" shall mean the "Effective Time" as defined in the
           --------------
Merger Agreement.

          "Exodus Group" shall mean, collectively, Exodus and its direct and
           ------------
indirect Subsidiaries and Affiliates which it Controls, including the Joint Venture Company and its direct and indirect Subsidiaries and Affiliates in which the Joint Venture Company has an ownership interest, but excluding the GCL Group and the AGC Group.

          "Internet Web-Hosting" shall mean the provision of physical space with
           --------------------
Internet connectivity interconnected with servers or other types of data processing equipment (other than solely data communications/networking equipment).

          "Intra-Region Network" shall mean a broadband network providing
           --------------------
connections between AGC Group members city POPs in a particular region.

          "Inter-Regional Connections" shall mean broadband telecommunication
           --------------------------
systems that connect Intra-Region Networks, consisting of submarine and terrestrial links that are part of cable systems.

          "Joint Venture Agreement" shall mean the Master Joint Venture
           -----------------------
Agreement, dated as of the date hereof, among Exodus and AGC relating to the creation of a Joint Venture Company.

          "Joint Venture Company" shall mean the "Company" as defined in the
           ---------------------
Joint Venture Agreement.

          "Merger Agreement" shall mean the Agreement and Plan of Merger, dated
           ----------------
as of the date hereof, among GCL and Exodus and certain affiliated companies, as the same may from time to time be amended, modified or supplemented.

          "Metro-Network" shall mean, with respect to a specified metropolitan
           -------------
area, a broadband telecommunication system connecting the Exodus and the Joint Venture Company data centers, as well as to the Intra-Region Network by way of POPs, and to key peering and strategic partners and customers, in each case, within such metropolitan area.

          "Minimum AGC Service Levels" shall mean the service levels required by
           --------------------------
the last sentence of Section 2(c) hereof.

          "Minimum Exodus Service Levels" shall mean the service levels required
           -----------------------------
by the last sentence of Section 3(c) hereof.

          "Network Services" shall mean Capacity and/or connectivity (and any
           ----------------
successor or substitute technology), both fixed and usage based, asset and service form, used for the purpose of transporting voice, data and video, including, but not limited to, private line (local and long haul), ATM and Frame and IP services, such as managed IP services and IP transit. Network Services does not include paid peering (end route destination traffic which is traffic bound only for the network that it is connected to).

          "Required Percentage" shall mean 50% until the Closing and thereafter
           -------------------
shall mean 60%, as such percentage may be adjusted pursuant to Section 12(b) hereof.

          "Restricted Period" shall mean the period from the Effective Time
           -----------------
until the second anniversary thereof.

          "Subsidiary" shall mean as to any Person (a) any corporation of which
           ----------
more than 50% of the outstanding stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (b) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such person have more than a 50% equity interest therein.

          "Term" shall mean the term of this Agreement, which term shall begin
           ----
as of the date hereof and end on the tenth (10th) anniversary of the date of this Agreement, unless earlier terminated in accordance with the terms hereof.

          "Territory" shall mean "Territory" as defined in the Joint Venture
           ---------
Agreement

     2.   AGC Services.
          ------------

          (a) When used herein, provisions to the effect that AGC will be the

"Primary Provider" with respect to any Network Services mean that (i) the Exodus
 ----------------
Group will, during the Term, promote AGC as its primary provider of Network Services for its network operations in the Territory as set forth in Section 7 hereof; and (ii) the Exodus Group will, during the Term, purchase such amount of Network Services from the AGC Group on the AGC Group Network so that the total amount of such Network Services acquired from the AGC Group in the Territory in the First Period (as defined in Annex E) and in any calendar year thereafter is greater than or equal to the Required Percentage (calculated on a dollar value basis) of the total Network Services acquired by the Exodus Group in the Territory in such Period or calendar year, as the case may be. For purposes of calculating the formula in (ii) above, purchases under commitments existing prior to the date of this Agreement shall not be included, but renewals of such commitments shall be included. Annex E hereto describes the method by which the Exodus Group may "make-up" for a failure to comply with the Required Percentage in any calendar year after the First Period. For purposes of calculating the formula in (ii) above, (1) the level of transit utilized under contracts held by an entity at the time of acquisition after the date hereof of such entity by Exodus shall not be included; provided, that Exodus shall use reasonable efforts
                              --------
to terminate such contracts as soon as practicable, (2) transit under a peering contract in existence today including renewals at the same levels which transit has no incremental cost to Exodus shall not be included, and (3) short term transit arrangements under existing contracts utilized between the date of this

Agreement and April 1, 2001 shall not be included.

          (b) Exodus hereby agrees that the AGC Group is and will be the Exodus Group's Primary Provider for Network Services the Exodus Group requires from time to time during the Term. Notwithstanding the fact that the Exodus Group commits only to acquire the Required Percentage of Network Services from the AGC Group, the Exodus Group will give the AGC Group the opportunity to provide at least sixty-seven percent (67%) of the Exodus Group's Network Services requirements in the Territory from the AGC Group and the Exodus Group will use reasonable efforts consistent with its business objectives to exceed sixty-seven percent (67%).

          (c) All Exodus Group requirements for Network Services will be effected by Exodus executing, delivering and complying with a capacity purchase agreement and/or a dark fiber acquisition agreement, such agreements to contain prices determined in accordance with Section 4 hereof and other mutually agreed terms and conditions; provided, that the existing capacity purchase agreements
                      --------
between the Parties may be amended or modified to accomplish such acquisitions of Network Services. All other AGC Services provided hereunder by the AGC Group will be supplied pursuant to mutually acceptable agreements for such services. Each such agreement will contain service levels which are no less than the more favorable of: (i) any service level agreement for AGC Services in existence between the Parties on the date of this Agreement; (ii) any service level agreement for AGC Services entered into between an Exodus Group member and a AGC Group member after the date of this Agreement; and (iii) service level agreements which are industry standard at the time of entering into such agreement.

          (d) The Parties acknowledge and agree that the Exodus Group may apply a portion, not to exceed $25,000,000 of the Credit Amount described in Section 2(d) of the Network Services, Marketing and Cooperation Agreement, dated as of the date hereof, between Exodus and GCL (the "GCL Network Agreement"), against purchases of assets or services by the Exodus Group under this Agreement (where the commitment to purchase occurred after January 1, 2001, excluding leases) but not against any payments to be made by the Exodus Group prior to January 1, 2001. Subject to the provisions of Section 2(d) of the GCL Network Agreement, the $25,000,000 of the Credit Amount may be used by Exodus at any time, for any purchase by the Exodus Group of Network Services on the AGC Group Network, in Exodus' sole discretion, and will count towards Exodus' commitment under Section 2(a), above.

          (e) The Exodus Group may refer its customers to the AGC Group for AGC Services or request a AGC Group member to co-bid, in which case AGC will pay Exodus a commission in an amount to be agreed. The Exodus Group will not resell, lease or otherwise dispose of AGC Services purchased by it except as expressly permitted by the next sentence. The Exodus Group shall be entitled to resell AGC Services in connection with: (i) providing dedicated Internet access, (ii) moving data between data centers as part of Internet Web-Hosting,
(iii) providing transit services to move its traffic, or (iv) occasionally reselling such AGC Services as part of a bundle of Exodus Services. AGC will ensure that all pricing to the Exodus Group for resale of AGC Services will allow the Exodus Group to be competitive with third parties in the marketplace. If at any time the Exodus Group desires to resell AGC Services, the parties will negotiate a resale contract that is separate from this Agreement, containing terms and conditions mutually agreeable to the Parties.

          (f) AGC acknowledges that Exodus may desire to terminate some assets or services it acquires from the AGC Group or has acquired from the AGC Group prior to the date of this Agreement and replace such assets or services with different assets or services. The AGC Group will accommodate all such requests as follows: (i) for leased lines (services) Exodus shall have the right to replace commitments with new assets or services of equal or greater value and take advantage of future price reductions on a go forward basis; and (ii) for purchased assets, Exodus shall have the right to resell an asset to AGC and receive credit for the unused remaining useful life of the asset (based on the then current Exodus book value or other value of the asset at the time of resale as determined by the parties) for the purchase of other assets or services of equal or greater value provided that the Parties can account for such resale in
                       -------------
a way that does not disrupt the accounting treatment for IRU sales employed by AGC from time to time and the economics of the asset purchase transactions are preserved.

          (g) If the AGC Group cannot meet the Exodus Group's availability needs (type of Capacity at the time and location needed) for any AGC Services, then the Exodus Group member may secure the service or asset from another provider and such replacement services shall not be considered purchases of Network Services for the purpose of calculating the Required Percentage; provided, that if the
                                                        --------
Exodus Group desires Network Services in a location where Network Services from the AGC Group are not available, the AGC Group may, at its sole option, choose to make such Services available to the Exodus Group at a reasonable future date, so long as during the interim period the AGC Group "makes whole" the Exodus Group for any excess costs incurred by the Exodus Group because it obtained temporary service from a third party. Before the Exodus Group shall be obligated to acquire the delayed AGC Group Service, the Parties shall have agreed on the costs to be reimbursed to the Exodus Group. If any Network Services purchased from the AGC Group by the Exodus Group are not maintained at the Minimum AGC Service Levels and the Exodus Group purchases replacement Network Services from another provider, then such replacement services shall not be considered in calculating the Required Percentage.

          (h) Without limiting the obligations contained in (c) and (b) above, and distinct therefrom, the Exodus Group will notify AGC of its needs for additional Network Services in the Territory at least five (5) days before it notifies other carriers in the Territory and will give the AGC Group the opportunity to provide such Network Services in the Territory.

     3.   Exodus Services.  (a) When used herein, provisions to the effect that
          ---------------
the Exodus Group will be the "Exclusive Provider" with respect to any Internet
                              ------------------
Web-Hosting services mean that the AGC Group will, during the Restricted Period, exclusively utilize the Exodus Group for all Internet Web-Hosting services the AGC Group requires or wishes to resell or market or use for its internal purposes within the Territory; provided, that the AGC Group may use itself or
                               --------
other sources for any such services in the event that (i) Exodus Group cannot meet the AGC Group availability needs (type of service, including space, power or infrastructure at the time needed) or (ii) the Exodus Group does not respond affirmatively within three business days of receipt of a request for a service, or (iii) the Exodus Group does not meet or exceed the Minimum Exodus Service Levels for the particular service for a particular customer, the customer has notified AGC that such service levels have not been met and AGC reasonably believes it has to move the customer to provide the service and such service levels provided, that AGC shall first diligently try to solve the problem with
       --------
the Exodus Group, including utilizing appropriate escalation procedures as mutually agreed or (iv) in response to a request by AGC, the Exodus Group declines to develop an enhancement or new version of such service or declines to provide a product, in each case that the Exodus Group is developing for or providing to one or more of its customers, or (v) a customer of AGC wants a service included in the Internet Web-Hosting services in a location where the Exodus Group is not located; provided that Exodus shall first be allowed to try to convince the customer that another location is suitable or provide such services through a third party or (vi) the service is not competitively priced by the Exodus Group (provided that the Parties will develop a fair mechanism to determine when such prices are not competitive), or (vii) the customer's expansion rights for space or services are expressly limited by contract by the Exodus Group, or (viii) the customer has left the Exodus Group and refuses to use its services after consultation with the Exodus Group, or (ix) the Exodus Group cannot provide reasonable access for AGC to perform services for customers needs, or (x) in response to a request by AGC on behalf of a customer, the Exodus Group declines to develop an enhancement or new version of such service or declines to provide a product, in each case that another provider is offering such customer, and such enhancement or new version or such product cannot be reasonably severed from the overall service desired by such customer.

          (b) AGC hereby agrees to use the Exodus Group as the AGC Group's Exclusive Provider for Internet Web-Hosting services the AGC Group requires from time to time during the Restricted Period.

          (c) All AGC requirements for Internet Web-Hosting will be effected by AGC executing, delivering and complying with a master service agreement, reseller agreement and/or sales representative agreement in mutually agreed forms, which agreements shall provide for, among other things, service, support, maintenance, installation, help desk, billing, technical sales support and project management. In addition, such agreements shall provide for marketing support, including, without limitation, joint advertisements, press announcements, collateral material, training, co-branding arrangements and RFP support. All other Exodus Services provided hereunder by the Exodus Group will be supplied pursuant to mutually acceptable agreements for such Services. Each such agreement will contain service levels which are no less than the more favorable of: (i) any service level agreement for Exodus Services in existence between the Parties on the date of this Agreement; (ii) any service level agreement for Exodus Services entered into between an Exodus Group member and a AGC Group member after the date of this Agreement; and (iii) service level agreements which are industry standard at the time of entering into such agreement.

          (d) Without the written permission of Exodus, the AGC Group will not, during the term of this Agreement, sell Internet access to any customer for such customer's operations within a data center operated by an Exodus Group member.


     4.   Payment Terms for Services.  (a) Pricing terms for Network Services
          --------------------------
shall be as set forth in Annex B. AGC will ensure that all pricing of the AGC Group to the Exodus Group for AGC Services, which are not Network Services, will be competitive in the marketplace.

          (b) During the Restricted Period, Exodus will ensure that all pricing of the Exodus Group to the AGC Group for Exodus Services (i) will in the case of Internet Web-Hosting to be used by the AGC Group for its own use, be based on the standards for the pricing offered by the AGC Group in items (2) [***], (3) and/or (4) of Annex B and (ii) will, in all other cases, allow the AGC Group to be competitive with third parties in the marketplace. The Parties will meet to adopt a formula for such Exodus Group pricing in accordance with the foregoing guidelines, and at such time the Parties shall complete Annex C hereto.

          (c) The Parties will consult with each other regarding increases of prices for services and the basis therefor.

     5.   Network Arrangements.  (a) As reasonably requested by the Exodus Group
          --------------------
and mutually agreed to by the Parties, AGC will extend the Metro-Networks within each city served by the AGC Group Network (the "New Network") to provide connectivity between Joint Venture Company Data Centers and the AGC Network in order to enable the Exodus Group to meet anticipated future demands and to permit the Exodus Group to purchase services in accordance with the terms hereof. AGC will use reasonable efforts to complete such new construction or acquisitions on or before the date set forth for completion in the capacity purchase agreement defining the precise specifications and needs of the New Network which date will not be later than six (6) months from the date of such capacity purchase agreement. Exodus will cooperate in all reasonable manners with such new construction. The New Network is more specifically described in paragraphs (b), (c) and (d) below.

          (b) The New Network will consist of a 2.5 GB/s, wavelength based, Intra-Region Network, which will be upgraded as soon as reasonably practicable to 10 GB/s on terms to be agreed.

          (c) The Intra-Region Networks will be linked by the Inter-Regional Connections.

          (d) At Exodus' request, the AGC Group will, extend the Intra-Regional Network to the Joint Venture Company data centers, provide connectivity within a metropolitan area between such data centers and/or provide connectivity between such data centers and Exodus key partner locations; provided, that Exodus, the
                                                    --------
Joint Venture Company, or its key partner, as the case may be, will provide, at its sole cost and expense, the building access rights, co-location space for the transmission equipment, racking, power, HVAC, riser cable, etc. to provision such service to the Joint Venture Company data centers or key party locations. Exodus or the Joint Venture Company will pay for the construction of such extensions and connectivity either on a [***] basis or on another basis mutually agreed to by the Parties. If Exodus or the Joint Venture Company elects the cost-plus payment plan, AGC will arrange financing for Exodus or the Joint Venture Company, as the case may be, which may be secured by the construction.

          (e) AGC will establish a preferred peering relationship with Exodus, which will allow the AGC Group IP users direct access to Exodus and Center data centers. During the Term (i) the Parties will establish and maintain interconnections between their respective layer 3 networks on a settlement free basis, (ii) Exodus and AGC will share equally all of the infrastructure costs both one-time and recurring associated with the peering links, (iii) peering will be established separately in each region of the world or at mutually agreed upon locations, (iv) in the event that the peering relationship causes a material undue economic burden on one of the Parties, the Parties will meet in good faith to find a resolution to such situation, (v) the peering interconnection will maintain [***] capacity headroom and will be upgraded as needed to maintain this headroom, (vi) each Party will be responsible for its own purchase, deployment and maintenance of equipment needed to support these interconnections, and (vii) the

______________________

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Parties will establish a service level agreement with latency and packet loss benchmarks, which in no event will be less than the respective Minimum Service Levels.

          (f) During the Term, AGC will make all AGC Services available to the Exodus Group on an equal access basis. During the Term, AGC may, in its sole discretion, make available to the Exodus Group at the pricing set forth in Annex B, Network Services which the AGC Group resells in the ordinary course of its business, provided that, the Exodus Group's purchases of such services or assets
          -------------
shall be considered in the calculation of the Required Percentage.

     6.   Cooperation and Development Committee.  (a) The Parties hereby agree
          -------------------------------------
to cooperate in good faith to develop mutually beneficial products for Exodus and AGC customers.

          (b) Each of Exodus and AGC agrees to assist the other in achieving and maintaining technological and operational superiority. Each of Exodus and AGC will provide the other [***]. Among other things, Exodus will help educate and train AGC's employees to aid AGC in the marketing of Exodus Services and Exodus will establish support teams to provide AGC with technical sales support and product management, for example, product and market feedback.

          (c) The Parties will promptly establish a Development Committee to (i) carry out the provisions of paragraphs (a) and (b) above, (ii) publicly promote customer success stories, (iii) implement the provisions of this Agreement and
(iv) assure compliance by each Party with applicable provisions of this Agreement (including, without limitation, to monitor and ensure compliance with the pricing provisions and the Required Percentage provisions set forth herein).

          (d) In connection with its obligations under clause (iv) of Section 6(c) hereof, if requested by a Party, the Development Committee shall arrange for a qualified independent third party to review the methods and procedures utilized by a Party in complying with the pricing and Required Percentage provisions of this Agreement. Such review shall be done in the least intrusive manner possible and such review shall not include a review of all of the books and records of a Party. Such review may not be undertaken until after the [***]of the Closing and not more than [***] thereafter; provided, that if any
                                                        --------
such review finds material discrepancies in compliance by a Party, then the next review may take place [***] thereafter. The Party requesting such a review shall pay all expenses of such review. Any discrepancy discovered by such review shall be promptly cured by the responsible Party.

     7.   Preferred Provider Marketing.  During the Term, Exodus will promote
          ----------------------------
the AGC Group as the Exodus Group's Primary Provider of Network Services.

     8.   Marketing.  (a) The AGC Group may sell or use Exodus Services on any
          ---------
one or more of the following bases and the AGC Group shall be offered equal access to all Exodus Services:

               (i) The AGC Group may resell Exodus Services (subject to restrictions imposed by suppliers of third-party products and services); provided, that the customer shall be informed that the
                     --------
          Exodus Group is providing the basic service; and/or

               (ii) The AGC Group may refer its customers to Exodus or request Exodus to co-bid, in which case Exodus shall pay AGC a commission in an amount to be agreed.

          (b) Among other marketing aids, Exodus will provide the services described as being part of the agreements referred to in Section 3(c) hereof.

          (c) The Development Committee established under Section 6(c) shall be responsible for resolving channel conflict issues with respect to the resale of Exodus Services caused by the AGC Group's rights to resell Exodus Services under this Section 8.

          (d) After the Restricted Period, the Exodus Group will be the AGC Group's "preferred"

_______________________

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provider, which means that if AGC periodically wishes to choose a non-exclusive third party to provide a significant portion of its Internet Web-Hosting services, AGC will notify the Exodus Group and give the Exodus Group the opportunity to make the first offer to provide such services.

     9.   Intellectual Property.  Each Party will own all intellectual property
          ---------------------
owned or developed by it. Neither Party grants the other a license to use its intellectual property. Each Party will safeguard and keep confidential the other Party's intellectual property.

     10.   Representations.  (a) AGC hereby represents and warrants to Exodus
           ---------------
that (i) AGC is a corporation duly organized and validly existing under the laws of Bermuda; (ii) the execution, delivery and performance of this Agreement by AGC has been duly authorized by all necessary corporate action on the part of AGC and this Agreement is a valid, binding and enforceable obligation of AGC enforceable with its terms and (iii) the execution, delivery and performance of this Agreement by AGC does not violate, conflict with or constitute a breach of the organizational documents, any contract binding on the AGC Group, or any order, decree or judgment of any court, tribunal or governmental authority binding on any member of the AGC Group.

          (b) Exodus hereby represents and warrants to AGC that (i) Exodus is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Agreement by Exodus has been duly authorized by all necessary corporate action on the part of Exodus and this Agreement is a valid, binding and enforceable obligation of Exodus enforceable in accordance with its terms; and (iii) the execution, delivery and performance of this Agreement by Exodus does not violate, conflict with or constitute a breach of the organizational documents, any contract binding on the Exodus Group, or any order, decree or judgment of any court, tribunal or governmental authority binding on any member of the Exodus Group.

     11.  AGC.  THIS SECTION LEFT INTENTIONALLY BLANK.
          ---

     12.  Change of Control.  (a)  In the event that AGC undergoes a Change of
          -----------------
Control, and the acquiring party has a business that includes some of the Internet Web-Hosting services, then AGC shall have the option, at its sole election, to terminate the provisions of this Agreement in Section 3(b) hereof relating to AGC's obligation to use the Exodus Group as AGC's Exclusive Provider for Internet Web-Hosting services on not less than 60 days' written notice, as soon as a proposed Change of Control becomes known to AGC (and which notice may be given prior to the effectiveness of the Change of Control but will not be effective until after the Change of Control occurs) or at any time thereafter. Nothing in this Section 12(a) shall affect the AGC Groups' obligations under
Section 30 of this Agreement.

          (b) In the event that Exodus undergoes a Change of Control, and the acquiring party is a Network Services provider, then Exodus shall have the option, at its sole election, to send a notice to terminate this Agreement (such termination to be effective thirty-six (36) months following the effectiveness of the Change of Control) as soon as the proposed Change of Control becomes known to Exodus (and which notice may be given prior to the effectiveness thereof) or at any time prior to the effectiveness of the Change of Control. If Exodus exercises its right under this Section 12(b) to terminate this Agreement, the Required Percentage for the first twelve month period following the effectiveness of the Change of Control shall be 60%, for the second twelve month period following the effectiveness of the Change of Control shall be 45%, and for the last twelve (12) month period following the effectiveness of the Change of Control shall be 30%, and the last sentence of
Section 2(b) will cease to apply, provided that in no event will the Agreement be terminated or the Required Percentage be reduced in the first three(3) years of the Term. Any portion of the credit described in Section 2(d) which is unused as of the date of notice of termination under this Section shall be forfeited by Exodus.

     13.  [THIS SECTION LEFT INTENTIONALLY BLANK].
          ---------------------------------------

     14.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

     15.  No Third Party Beneficiaries.  The Joint Venture Company shall be a
          ----------------------------
third party beneficiary of
this Agreement. Except as set forth in the previous sentence, this Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of AGC and Exodus) with any remedy, claim, liability, reimbursement, cause of action or any other right.

     16.  Assignment.  (a) This Agreement and all of the provisions hereof shall
          ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (b) AGC shall solely be responsible for complying with all of the terms binding on the AGC Group hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity except that AGC shall be permitted to (i) effect a collateral assignment of its rights hereunder to one or more lenders to AGC or its Affiliates and (ii) assign all of its rights hereunder and delegate any or all of its obligations hereunder to any present or future entity succeeding to substantially all the assets of AGC. AGC shall give Exodus notice of any such assignment, transfer or other disposition or any such delegation.

          (c) Exodus shall solely be responsible for complying with all of the terms binding on "the Exodus" Group hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity except that Exodus shall be permitted to (i) effect a collateral assignment of its rights hereunder to one or more lenders to Exodus or its Affiliates and (ii) assign all of its rights hereunder and delegate all of its obligations hereunder to any present or future entity succeeding to substantially all of the assets of Exodus. Exodus shall give AGC notice of any such assignment, transfer or other disposition or any such delegation.

          (d) Any Party may assign rights hereunder (but not delegate obligations, although the assignee may assume and agree to pay and perform such obligations) to Affiliates; provided, that such assigning Party shall remain
                            --------
primarily liable to pay and perform all its obligations and liabilities hereunder.

          (e) Any assignment, transfer or other disposition by any party hereto which is in violation of this Section shall be void and of no force and effect.

     17.  Notices.  Each notice, demand, certification or other communication
          -------
given or made under this Agreement shall be in writing in English and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective party as shown below (or such other address as may be designated in writing to the other party hereto in accordance with the terms of this Section):

          If to Exodus:

          Exodus Communications, Inc.
          2831 Mission College Blvd.
          Santa Clara, California 95054
          Telephone: 408-346-2350
          Facsimile: 408-346-2420
          Attention: General Counsel

          If to AGC:

          Asia Global Crossing Ltd.
          360 North Crescent Drive
          Beverly Hills, CA  90210
          Telephone: 310-385-5200
          Facsimile: 310-385-3700
          Attention: General Counsel

     Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

     18.  Severability.  If any provision of this Agreement is found by an
          ------------
authority having jurisdiction to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect.

     19.  Headings.  The Section headings of this Agreement are for convenience
          --------
of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

     20.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

     21.  Entire Agreement.  This Agreement supersedes all prior understandings
          ----------------
between the parties hereto with respect to the subject matter hereof and constitutes the entire agreement with respect to the subject matter herein. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the parties hereto.

     22.  Publicity and Confidentiality.  (a) Confidential Information will be
          -----------------------------
kept confidential and shall not be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a party or a Party's legal counsel or independent auditors, or prospective lenders to either Party (collectively, "Representatives") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement and the transactions contemplated hereby. Each Party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section. Each Party agrees to be liable to the other Party for any breach of the terms hereof by its Representatives. Nothing herein shall prevent a Party from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) as required by law or upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, and/or (iv) to any actual or proposed permitted assignee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this Section. Notwithstanding the foregoing, in the event that either Party intends to disclose any Confidential Information pursuant to clause (i) or (ii) of the preceding sentence, such Party agrees to (x) provide the other Party with prompt notice before such disclosure in order that such Party may attempt to obtain a protective order or other assurance that confidential treatment will be accorded such Confidential Information and (y) cooperate with such Party in attempting to obtain such order or assurance. Each Party agrees that it will maintain all Confidential Information disclosed to it in strict confidence and will take all reasonable measures to maintain the confidentiality of all such Confidential Information in its possession or control, but in no event less than the measures it uses to maintain the confidentiality of its own information of similar importance.

          (b) The Parties will agree upon a mutually satisfactory press release describing this Agreement.

     23.  LIMITATION OF LIABILITY.  IN NO EVENT SHALL EXODUS (OR ANY OF ITS
          -----------------------
SUBSIDIARIES OR AFFILIATES) OR AGC (OR ANY OF ITS SUBSIDIARIES OR AFFILIATES) BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE, LOSS OF BUSINESS OPPORTUNITY OR THE COSTS ASSOCIATED THEREWITH.

     24.  Approvals; Licenses.  The performance of this Agreement by each Party
          -------------------
hereto is contingent upon the obtaining and continuance of such governmental approvals, consents, authorizations, licenses and permits as may be required by such party for performance by a Party hereunder. The Parties shall use reasonable efforts to obtain and continue, and to have continued, such approvals, consents, licenses and permits. No license under patents is granted by either Party or shall be implied or arise by estoppel in the other Party's favor with respect to any apparatus, system or method used by either Party in connection with the transactions contemplated hereby.

     25.  Default.  If either Party is in breach of this Agreement and such
          -------
breach continues for a period of at least thirty (30) days after written notice from the non-breaching Party of such breach and if such breach is not fully remedied within thirty (30) days of such notification, the non-breaching Party shall be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce the breaching Party's obligations under this Agreement.

     26.  Force Majeure.  Neither Party shall be responsible for any loss,
          -------------
damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control ("Force Majeure"), including but not limited to: delay in obtaining or failure to obtain or loss of any approvals, permits, licenses or rights-of-way (or any renewals thereof), except to the extent that any such delay or failure is caused by the responsible Party's negligence in applying or maintaining any such approval, permit, license or right-of-way; acts of God or of the public enemy; acts or failure to act of any governmental authority not caused by any act or omission of such Party; government codes, ordinances, laws, rules, regulations or restrictions, unless any such restriction applies only to the responsible Party because of any act or omission of such Party, and not generally to providers of similar services; or war or warlike operations, civil war or commotion, mobilizations or military call-up, and acts of similar nature; revolution, rebellions, sabotage, and insurrections or riots; fires, floods, epidemics or quarantine restrictions; strikes, and other labor actions; material shortages or unavailability or other delay not resulting from the responsible Party's failure to place timely orders; freight embargoes; unworkable weather; or acts or omissions of transporters or contractors, other than ones hired by the AGC Group unless caused by a Force Majeure. If any Force Majeure causes an increase in the time required for performance of either Party's obligations hereunder, such Party shall be entitled to an equitable extension of time to complete such obligations in each case equal to at least one day for each day of delay resulting from the Force Majeure.

     27.  Relationship of the Parties.  This Agreement shall not form a joint
          ---------------------------
venture or partnership or similar business arrangement between the Parties hereto, and nothing contained herein shall be deemed to constitute a partnership or joint venture or similar business arrangement or make a Party the agent of the other Party for any purposes. A Party has no authority or power to bind, to contract in the name of, or to create a liability for the other Party in any way or for any purpose.

     28.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST
          --------------------
EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

     29.  Effectiveness; Term; True-Up.  (a) This Agreement shall become
          ----------------------------
effective immediately upon execution and delivery hereof. At the end of the Term this Agreement will terminate.

          (b) Notwithstanding the foregoing, if the Merger Agreement is terminated prior to the Closing taking place, then AGC or Exodus may elect, at its sole discretion, by written notice to the other Party received within [***] of termination of the Merger Agreement, to cause this Agreement to terminate effective [***] following the date of the notice of termination.

          (c) The Parties rights and obligations under Sections 9, 14, 15, 17 to 23 and 28 shall survive and continue beyond the termination of this Agreement. All capacity purchase, dark fiber, web-hosting, distribution and other agreements existing at the time of termination and executed pursuant to or contemplated by this

_______________________

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement shall not be affected by such termination unless they expressly state otherwise. Without limitation to the foregoing, the Exodus Group will continue to support existing customers of the AGC Group that are utilizing Exodus Services.

          (d) If upon the termination of this Agreement for any reason, the Exodus Group shall not have fulfilled its Required Percentage obligation under
Section 2(a) hereof, the Exodus Group will promptly purchase such amount of Network Services, or otherwise meet its Required Percentage obligation, so that it brings itself into compliance with such obligation.

     30.  Joint Venture Agreement.  The parties acknowledge the provisions
          ------------------------
of Sections 6.9 and 6.13 of the Joint Venture Agreement, and nothing contained herein is intended in any way to reduce either party's obligations under such provisions.

     IN WITNESS WHEREOF, the parties hereto have executed this Network Services, Marketing and Cooperation Agreement as of the date first above written.

                              EXODUS COMMUNICATIONS, INC.

                              By:  /s/ Ellen M. Hancock
                                   --------------------
                                  Ellen M. Hancock
                                  Chief Executive Officer and Chairman


                              ASIA GLOBAL CROSSING LTD.

                              By:  /s/ Charles F. Carroll
                                   ----------------------
                                  Charles F. Carroll
                                  Senior Vice President and General
                                  Counsel

                                                                         ANNEX A
                                   SERVICES
                                   --------
                                    Part 1
                                    ------
                                Exodus Services
                                ---------------

Internet infrastructure services incorporating:

     .  Internet Web-Hosting;
     .  IP network services, using primarily the Exodus network;
     .  hardware and software procurement and installation;
     . content distribution, integration and management services; . systems applications; and
     .  professional services.


                                    Part 2
                                    ------
                                 AGC Services
                                 ------------

AGC is a provider of global Internet Protocol, or "IP", and data and voice services for both wholesale and retail customers. It is building a state-of-the-art fiber optic network of global scope and scale to serve as the backbone for its services. AGC provides services in several principal segments. The segment that comprises the "AGC Services" is the telecommunications services segment which offers a variety of integrated telecommunications products and services through its global fiber optic network, including domestic and international voice services, data products and structured bandwidth services, and other communications products and other services offered by the AGC Group. AGC Services include Network Services.

                                                                         ANNEX B

                          PRICING FOR NETWORK SERVICES

The AGC Group will provide Network Services to each member of the Exodus Group purchasing any such Network Services at a price equal to the lower of:

(1) the lowest price of any sale (excluding co-build arrangements and other arrangements whereby an entity participates in a network system during construction through a purchase [***] of the proposed initial capacity of such system and/or by sharing in [***] of the construction costs, known as "anchor tenant" arrangements) of such service (on a similar product basis) to a non-Affiliated entity activating such asset or service ("MFN"), less five percent (5%); or

(2) the lowest price of any sale of such service (on a similar product basis) to an Affiliated party in which a AGC Group member has direct or indirect ownership [***] of the stock, shares or other voting interest of the non-Affiliated party activating such asset or service; or

(3) if there is no instance of a non-Affiliated entity activating a particular asset or service and there is an instance for one or more Affiliates activating such asset or service for its own use, the lowest price of any sale of such asset or service (on a similar product basis) to any such Affiliated party; or

[***]
________________________

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                         ANNEX C

                          PRICING FOR EXODUS SERVICES
                          ---------------------------
       [To be completed by the Parties Pursuant to Section 4(b) hereof.].

                                                                         ANNEX D

                               CHANGE OF CONTROL
                               -----------------

"Change of Control" shall mean any of the following: (i) a merger, consolidation or other business combination or transaction to which AGC or Exodus is a party if the shares of AGC's or Exodus' (as the case may be) common stock outstanding immediately prior to the effective date of such merger, consolidation or other business combination or transaction (or the shares of common stock into which they are converted or exchanged pursuant to such merger, consolidation or other business combination or transaction) do not represent 50% or more of the voting power of the surviving corporation (or its parent) following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any entity of 50% or more of the voting power of AGC or Exodus, other than by a parent company which has substantially the same shareholders as AGC or Exodus (as the case may be) had prior to such event; or (iii) a sale of all or substantially all the consolidated assets of AGC or Exodus to any entity, other than to a parent company which has substantially the same shareholders as AGC or Exodus (as the case may be) had prior to such event.

                                                                         ANNEX E

                        REQUIRED PERCENTAGE CALCULATION


The Required Percentage shall be calculated as follows: the first period (the

"First Period") of calculation shall be from the date of this Agreement until
-------------
[***], thereafter, the Required Percentage shall be calculated on an annual calendar year basis.

If, in any calendar year following the First Period, the Exodus Group fails to meet its Required Percentage but, has at least met one half of its Required
                             ---
Percentage obligation for that year, the Exodus Group will be entitled to, and shall be obligated to, make up such shortfall in the following calendar year as follows:

(a) all purchases of Network Services in such following calendar year shall be applied first to meet the Required Percentage for such year; and

(b) any such shortfall plus the "Applicable Premium" shall be paid in such following calendar year (the "Applicable Premium" shall mean an amount equal to
                              ------------------
the product of (A) the Required Percentage for the previous year multiplied by the total Network Services purchased by the Exodus Group in such year from all providers and (B) [***]).

If in the First Period or any succeeding calendar year the Exodus Group exceeds the Required Percentage, the amount of such excess may not be carried forward as a credit for the following calendar year.

______________________

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.